UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2022

First Citizens BancShares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (919) 716-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 3, 2022, First Citizens BancShares, Inc. (“First Citizens”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that First Citizens had completed its previously announced merger (the “Transaction”) with CIT Group Inc., a Delaware corporation (“CIT”) pursuant to the Agreement and Plan of Merger, dated as of October 15, 2020, as amended by Amendment No. 1, dated as of September 30, 2021 (the “Merger Agreement”).  This Amendment No. 1 on Form 8-K/A (“Amended 8-K”) is being filed by First Citizens to amend Item 9.01 of the Original Form 8-K solely to present certain financial information in connection with the Transaction.

The pro forma financial information included in this Amended 8-K has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that First Citizens and CIT would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction. Except as described above, all other information in the Original Form 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of CIT as of December 31, 2021 and 2020, and for each of the fiscal years ended December 31, 2021, 2020 and 2019, as well as the accompanying notes thereto and the related independent auditors’ report, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of First Citizens as of December 31, 2021, giving effect to the Transaction as if it had occurred on December 31, 2021, and the unaudited pro forma condensed combined statement of income of First Citizens for the fiscal year ended December 31, 2021, giving effect to the Transaction as if it had occurred on January 1, 2021, as well as the accompanying notes thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits. The following exhibits accompany this Amended 8-K.

Exhibit No.	Description

23.1	Consent of Independent Auditors
99.1	Audited consolidated financial statements of CIT Group Inc. as of December 31, 2021 and 2020, and for each of the fiscal years ended December 31, 2021, 2020 and 2019, and the notes related thereto.
99.2
Unaudited pro forma condensed combined balance sheet of First Citizens BancShares, Inc. as of December 31, 2021 and unaudited pro forma condensed combined statement of income of First Citizens BancShares, Inc. for the year ended December 31, 2021, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	March 18, 2022	By: /s/ Craig L. Nix
Name: Craig L. Nix
Title: Chief Financial Officer